THE ALLIANCEBERNSTEIN GROWTH FUNDS

-AllianceBernstein International Growth Fund

(the “Fund”)

Supplement dated February 6, 2013 to the Prospectus and Summary Prospectus dated November 1, 2012 of the AllianceBernstein Growth Funds offering Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of AllianceBernstein International Growth Fund (the “Prospectuses”).

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The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses and reflects those persons responsible for day-to-day management of the Fund’s portfolio.

Employee	Length of Service	Title
Robert Alster	Since 2011	Senior Vice President of the Adviser
William A. Johnston	Since 2011	Senior Vice President of the Adviser
Daniel C. Roarty	Since 2011	Senior Vice President of the Adviser
Tassos Stassopoulos	Since 2011	Senior Vice President of the Adviser

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The following chart replaces the chart under the heading “Management of the Fund — Portfolio Managers” in the Prospectuses.

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Robert Alster; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2007.

William A. Johnston; since 2011; Senior Vice President of the Adviser	Senior Vice President of AllianceBernstein Limited and a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2007.

Daniel C. Roarty; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since May 2011, and Team Leader of Global/International Research Growth Team. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2007.

Tassos Stassopoulos; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since November 2007. Prior thereto, he was a Managing Director since 2005 and a senior analyst and sector head for Pan European Travel and Leisure coverage at Credit Suisse since prior to 2007.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

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SUP-0101-IG-0213